SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                       Securities and Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant     [X]

Filed by Party other than the Registrant     [  ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240-11(c) or ss.240.14a-12


                            San Juan Financial, Inc.
                         ------------------------------
                (Name of Registrant as Specified in Its Charter)


                    William T. Hart - Attorney for Registrant
                  --------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ ] $500 per each party to the controversy pursuant to Exchange Act
    Rule 14a-6(i)(3)

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:
   -----------------------------------------------------

2) Aggregate number of securities to which transaction applies:
   -----------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
   -----------------------------------------------------


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4) Proposed maximum aggregate value of transaction:
   -----------------------------------------------------

      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:
   -----------------------------------

2) Form, Schedule or Registration No.:
   -----------------------------------

3) Filing Party:
   -----------------------------------

4) Date Filed:
   -----------------------------------


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                            SAN JUAN FINANCIAL, INC.
                             21 Waterway, Suite 300
                             The Woodlands, TX 77380
                                 (281) 362-2730


                          NOTICE OF SPECIAL MEETING OF
                      SHAREHOLDERS TO BE HELD MAY __, 2006

      Notice is hereby given that a special meeting of the shareholders of San Juan Financial, Inc. (the "Company") will be held at, 21 Waterway, Suite 300, The Woodlands, TX, 77380, on May __, 2006, at 9:00 A.M., for the following purpose:

     o To approve a proposal to change the Company's name to Epic Capital Group, Inc.

     o To approve a proposal to amend the Company's Articles of Incorporation such that the Company will be authorized to issue 100,000,000 shares of common stock and 10,000,000 shares of preferred stock.

     o To transact such other business as may properly come before the meeting.

      The Board of Directors has fixed the close of business on April 20, 2006 as the record date for the determination of shareholders entitled to notice of and to vote at such meeting. As of April 20, 2006, the Company had 49,260,000 outstanding shares of common stock. Shareholders are entitled to one vote for each share of common stock owned as of the record date.


                                        SAN JUAN FINANCIAL, INC.



April __, 2006
                                        Rex Doyle, Chief Executive Officer




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                            SAN JUAN FINANCIAL, INC.
                             21 Waterway, Suite 300
                             The Woodlands, TX 77380
                                 (281) 362-2730


                                 PROXY STATEMENT

         The accompanying proxy is solicited by the Board of Directors of the Company for voting at the special meeting of shareholders to be held on May __, 2006, and at any and all adjournments of such meeting. If the proxy is executed and returned, it will be voted at the meeting in accordance with any instructions, and if no specification is made, the proxy will be voted for the proposals set forth in the accompanying notice of the special meeting of shareholders. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Company at the address set forth on page one or in person at the time of the meeting. Additionally, any later dated proxy will revoke a previous proxy from the same shareholder. This proxy statement was mailed to shareholders of record on or about April __, 2006.

         Only the holders of the Company's common stock are entitled to vote at the meeting. Each share of common stock is entitled to one vote. Votes may be cast either in person or by proxy. A quorum consisting of one-third of the shares entitled to vote is required for the meeting. The affirmative vote of the holders of a majority of the outstanding shares entitled to vote is required to approve the proposals listed in the Notice of Special Meeting of Shareholders. The approval of the holders of a majority of shares present at the meeting, in person or by proxy, is required to approve any other proposal to come before the meeting. As of April 20, 2006 the Company had 49,260,000 outstanding shares of common stock.

         Shares of the Company's common stock represented by properly executed proxies that reflect abstentions or "broker non-votes" will be counted as present for purposes of determining the presence of a quorum at the special meeting. "Broker non-votes" represent shares held by brokerage firms in "street-name" with respect to which the broker has not received instructions from the customer or otherwise does not have discretionary voting authority. Brokerage firms will not have discretionary authority to vote these "street-name" shares with respect to the proposal to sell the Company's subsidiary. Abstentions and broker non-votes will have the same effect as votes against the approval of any matter to be voted upon at the meeting.

                             PRINCIPAL SHAREHOLDERS

      The following table shows the number of outstanding shares of the Company's capital stock beneficially owned by the Company's officers and directors and those shareholders owning more than 5% of the Company's capital stock as of April 20, 2006.


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                                       Shares of
Name and Address                    Common Stock (1)          Percent of Class
----------------                    -----------------       --------------------

Rex Doyle                              20,000,000                  40.6%
30 Fernglen
The Woodlands, TX 77380

John Ippolito                          20,000,000                  40.6%
9007 Deerwick Ct.
Tomball, TX 77375

David Reynolds                          2,000,000                  4.06%
4311 Candlewood Park
Katy, TX 77494

Mark W. Moniak                          4,000,000                  8.12%
1240 India Street, #1907
San Diego, CA 92101

All Executive Officers
and Directors as a group (3 persons)   42,000,000                 85.26%

                      PROPOSAL TO CHANGE THE COMPANY'S NAME

      The Company was incorporated in Colorado on June 6, 1989. Following its formation the Company was inactive until April 2000, when the Company decided to become involved in the mortgage business. The Company planned to generate mortgage loans, sell the loans to financial institutions and service the loans on behalf of the financial institutions. During the nine months ended September 30, 2001 the Company discontinued its efforts to become involved in the mortgage business and until April 4, 2006 was engaged primarily in the evaluation of acquisition targets and the filing of periodic reports with the SEC.

      On April 4, 2006, the Company sold:

     o    20,000,000 shares of its common stock to Rex Doyle for $200;

     o    20,000,000 shares of its common stock to John Ippolito for $200;

     o    2,000,000 shares of its common stock to David Reynolds for $20; and

     o    2,000,000 shares of its common stock to two unrelated persons for $20

      On April 4, 2006, Mark W. Moniak, the Company's only officer and director, appointed Rex Doyle, John Ippolito and David Reynolds as directors of the Company. Following these appointments Mr. Moniak, resigned as an officer and director of the Company.


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      The Company's directors then appointed the following persons to be officers of the Company:

          Name                   Position
          ----                   --------

          Rex Doyle              Chief Executive and Principal Financial Officer
          John Ippolito          President
          David Reynolds         Executive Vice President and Secretary

      The Company plans to become actively involved in the oil and gas business.

Due to the change in the Company's business plan, the Company's directors recommend that the Company's shareholders approve an amendment to the Company's Articles of Incorporation to change the name of the Company to Epic Capital Group, Inc.

               PROPOSAL TO CHANGE THE COMPANY'S AUTHORIZED CAPITAL

       At present the Company is authorized to issue 750,000,000 shares of common stock and 10,000,000 shares of preferred stock. As of April 20, 2006 the Company had 49,260,000 outstanding shares of common stock, leaving its Board of Directors with the ability to issue an additional 700,740,000 shares with shareholder approval.

      The Company does not believe it is necessary to have the ability to issue an additional 700,740,000 shares. In addition, the perception that the Company could issue 700,740,000 additional shares of common stock without shareholder approval could have a negative impact on the price of the Company's common stock, should a market ever develop.

      Accordingly, the Company's directors recommend that the Company's shareholders approve an amendment to the Company's Articles of Incorporation to change the Company's authorized capitalization to 100,000,000 shares of common stock and 10,000,000 shares of preferred stock.

            TEXT OF PROPOSED AMENDMENTS TO ARTICLES OF INCORPORATION

      Article I is amended to read as follows:

      The name of the Corporation is Epic Capital Group, Inc.

      The first paragraph of Article IV is amended to read as follows:

      The aggregate number of shares which this Corporation shall have authority to issue is 100,000,000 shares of common stock, no par value; and 10,000,000 shares of preferred stock, no par value. The preferred shares may be issued in one or more series at the discretion of the Board of Directors. In establishing any series of preferred stock the Board of Directors shall give the series a designation so as to distinguish it from the shares of all other series and


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classes, shall fix the number of shares in such series, and the preferences, rights and restrictions of the series.

                        AVAILABILITY OF FILINGS MADE WITH
                       SECURITIES AND EXCHANGE COMMISSION

      The Company's Annual Report on Form 10-KSB for the year ended December 31, 2005 will be sent to any shareholder of the Company upon request. Requests for a copy of these reports should be addressed to the Secretary of the Company at the address provided on the first page of this proxy statement.

                              SHAREHOLDER PROPOSALS

      Any shareholder proposal which may properly be included in the proxy solicitation material for the annual meeting of shareholders to be held after the Company's fiscal year ending December 31, 2006 must be received by the Secretary of the Company not later than March 31, 2007.



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                            SAN JUAN FINANCIAL, INC.

                This Proxy is Solicited by the Board of Directors

     The undersigned stockholder of the Company, acknowledges receipt of the Notice of the Special Meeting of Stockholders, to be held May __, 2006, 9:00 a.m. local time, at 21 Waterway, Suite 300, The Woodlands, TX, 77380, and hereby appoints Rex Doyle with the power of substitution, as Attorney and Proxy to vote all the shares of the undersigned at said Special Meeting of Stockholders and at all adjournments thereof, hereby ratifying and confirming all that said Attorney and Proxy may do or cause to be done by virtue hereof. The above named Attorney and Proxy is instructed to vote all of the undersigned's shares as follows:

     (1) To approve the change of the Company's name to Epic Capital Group, Inc.

                        ---                ---              ---
                       /  / FOR           /  / AGAINST     /  / ABSTAIN
                       ---                ---              ---

     (2) To amend the Company's Articles of Incorporation such that the Company will be authorized to issue 100,000,000 shares of common stock and 10,000,000 shares of preferred stock.

                        ---                ---              ---
                       /  / FOR           /  / AGAINST     /  / ABSTAIN
                       ---                ---              ---

     To transact such other business as may properly come before the meeting.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DISCRETION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF ITEMS 1 AND 2.

                        Dated this      day of                       , 2006.
                                   -----       ----------------------

                        ---------------------------------
                                   (Signature)

                        Please sign your name exactly as it appears on your stock certificate. If shares are held jointly, each holder should sign. Executors, trustees, and other fiduciaries should so indicate when signing.

                        Please Sign, Date and Return this Proxy so that your shares may be voted at the meeting.

                                            Return this Proxy to:
                                            San Juan Financial, Inc.
                                            21 Waterway, Suite 300
                                            The Woodlands, TX 77380



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